                                                                   EXHIBIT 99.22

                           OPTION AND PUT AGREEMENT


          THIS OPTION AND PUT AGREEMENT (this "AGREEMENT") is entered into as of November 12, 1998, by and between FOUR EMBARCADERO CENTER VENTURE, a California general partnership ("OPTIONOR"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL" and together with any permitted assignee or designee hereunder hereinafter sometimes referred to as "OPTIONEE").

                                   RECITALS
                                   --------

          A. Optionor is the "holder" of and "payee" under those certain Senior Notes of even date herewith, executed and delivered by Prudential Realty Securities, Inc., a Delaware corporation ("INVESTMENT LOAN BORROWER"), in the aggregate principal amount of One Hundred Forty-Three Million One Hundred Nineteen Thousand and No/100 Dollars ($143,119,000.00) (the "INVESTMENT LOAN"), copies of which notes are attached hereto as Exhibit A (the "INVESTMENT NOTES").
                                             ---------
The Investment Notes were made pursuant to the Note Purchase Agreement of even date herewith, by and between Optionor and Investment Loan Borrower (the "INVESTMENT LOAN NOTE PURCHASE AGREEMENT").

          B. Pursuant to that certain Redemption Agreement of even date herewith, by and among Optionor, Prudential, Boston Properties LLC and BP EC4 Holdings LLC (the "REDEMPTION AGREEMENT"), the Investment Notes (or certain of the Investment Notes or portions thereof as provided in accordance with the terms and provisions of the Redemption Agreement) may be distributed (together with cash, if necessary pursuant to the Redemption Agreement) to Prudential in full redemption of its partnership interest in Optionor. The date on which such Investment Notes (or portions thereof) are distributed to Prudential and Prudential's partnership interest in the Optionor is fully redeemed (such that Prudential is no longer a partner or constituent of Optionor) pursuant to the Redemption Agreement shall be referred to in this Agreement as the "REDEMPTION DATE".

          C. Pursuant to certain terms, provisions and conditions of the Redemption Agreement, less than the entire principal face amount of all Investment Notes may be distributed to Prudential on the Redemption Date. In such event, the Optionor may retain, as payee, a portion of the aggregate principal amount of all Investment Notes (the "REMAINDER") after the Redemption Date, which Remainder will be evidenced by one or more of the Investment Notes that are retained by Optionor pursuant to the Redemption Agreement and, if applicable pursuant to the terms and provisions of the Redemption Agreement and the Investment Loan Note Purchase Agreement, a new promissory note issued by the Investment Loan Borrower in accordance with Section 2 of the Redemption Agreement, all of which notes shall have an aggregate principal amount equal to the Remainder (collectively, the "REMAINDER NOTES"). All documents and instruments evidencing, securing or relating to the Investment Notes or Remainder Notes (including, without limitation, the Investment Loan Note Purchase Agreement) shall be herein referred to as the "INVESTMENT LOAN DOCUMENTS".

          D. Optionee desires to acquire an option to purchase and acquire Optionor's entire interest in, to and under any such Remainder Notes and Optionor is willing to grant such option, and Optionor desires to acquire a put right to cause Optionee to purchase and acquire Optionor's entire interest in, to and under any such Remainder Notes and Optionee is willing to grant such put right to Optionor, all upon the terms and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the benefits accruing to the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Optionor and Optionee, Optionor and Optionee hereby agree as follows:

          1.   OPTION.
               ------

          (A) Grant of Option.  Optionor hereby unconditionally and irrevocably
              ---------------
grants, conveys, transfers and assigns to Optionee (or its designee) the exclusive option and right to, subject to the terms and provisions of this Agreement, acquire Optionor's entire right, title and interest in, to and under all Remainder Notes in accordance with and subject to the terms and conditions of this Agreement; provided that, Optionee shall assume all of Optionor's
                   -------- ----
duties, obligations and liabilities arising under the Remainder Notes and the Investment Loan Documents (but only to the extent the same relate to the Remainder Notes) accruing from and after the Closing Date (the "OPTION").

          (B) Term and Exercise of Option.  Optionee may exercise the Option at
              ---------------------------
any time from and after the Redemption Date and on or before 6:00 p.m pacific coast time on the earlier of (x) the date which is one hundred and sixty-five
(165) days after the Redemption Date and (y) August 31, 2002 (the "OPTION ELECTION PERIOD") by giving Optionor no less than ten (10) business days' written notice of exercise (the "OPTION ELECTION NOTICE"); provided that,
                                                           -------- ----
notwithstanding the foregoing, Optionee's right to give an Option Election Notice and to purchase the Remainder Notes pursuant to its option shall be suspended during any period of time while there exists an "Investment Loan Borrower Credit Event" (as defined in Exhibit B attached hereto). The Option
                                      ---------
Election Notice shall include (i) the proposed closing date, which shall not be less than ten (10) business days after the delivery thereof nor more than twenty
(20) business days after the delivery thereof, and (ii) the Optionee's calculation of the Fair Market Value (as defined in Section 3 below) of the
                                                    ---------
Remainder Notes based on the proposed closing date. In the event that the Option is not exercised on or before the expiration of the Option Election Period, or the transaction has not closed within twenty (20) business days after the expiration of the Option Election Period for any reason other than the default of the Optionor, then the Option shall become null and void and of no further force or effect, and the parties hereto shall be released from all further liabilities and obligations hereunder with respect to the Option (except as otherwise expressly provided herein).

          (C) Option Fee.  No later than three (3) calendar days after the
              ----------
execution of this Agreement by Optionor and Optionee, Optionee shall pay to Optionor the sum of One Hundred Dollars ($100) (the "OPTION FEE"). The Option Fee is non-refundable (except as otherwise expressly provided in this Agreement); provided that, the Option Fee shall be credited against the Purchase
            -------- ----
Price (as defined in Section 3 below) payable at Closing (as defined in Section
                     ---------                                          -------
4(a) below).
----

          2.   PUT.
               ---

          (A) Grant of Put.  Optionee hereby unconditionally and irrevocably
              ------------
grants, conveys, transfers and assigns to Optionor the exclusive right to, subject to the terms and provisions of this Agreement, put and sell to Optionee Optionor's entire right, title and interest in, to and under all Remainder Notes in accordance with and subject to the terms and conditions of this Agreement (the "PUT"). Optionee shall be obligated to acquire such Remainder Notes upon the exercise of Optionor's Put and to assume all of Optionor's duties, obligations and liabilities arising under the Remainder Notes and the Investment Loan Documents (but only to the extent the same relate to the Remainder Notes) accruing from and after the Closing Date. In the event that Optionor exercises its Put, the Option Fee shall be credited against the Purchase Price payable at Closing.

          (B) Term and Exercise of Put.  Optionor may exercise the Put at any
              ------------------------
time during the Put Period (defined immediately below) by giving Optionee no less than ten (10) business days' written notice of exercise (the "PUT ELECTION NOTICE") at any time prior to the expiration of the Put Period; provided that,
                                                                -------- ----
notwithstanding the foregoing, Optionor's right to give a Put Election Notice and to put the Remainder Notes to Optionee pursuant to this Agreement shall be suspended during any period of time while the Remainder Notes have been accelerated and such acceleration has not been rescinded by the holders of the Remainder Notes. The Put Election Notice shall include (i) the proposed closing date, which shall not be less than ten (10) business days after the delivery thereof nor more than twenty (20) business days after the delivery thereof, and
(ii) the Optionor's calculation of the Fair Market Value of the Remainder Notes based on the proposed closing date. In the event that the Put is not exercised prior to the expiration of the Put Period, and the transaction has not closed on or before the date which is twenty (20) business days after the expiration of the Put Period for any reason other than the default of the Optionee, then the Put shall become null and void and of no further force or effect, and the parties hereto shall be released from all further liabilities and obligations hereunder with respect to the Put (except as otherwise expressly provided herein). As used herein, the "PUT PERIOD" shall mean the period of time commencing on the thirty-first (31st) day after the expiration of the Option Election Period and expiring at 6:00 p.m. pacific coast time on the thirtieth
(30th) day thereafter.

          3.   PURCHASE PRICE.  The total purchase price ("PURCHASE PRICE")
               --------------
which Optionee shall pay to Optionor for the Remainder Notes upon the exercise of the Option or Put shall be the Fair Market Value of such Remainder Notes on the date of Closing. At Closing, Optionee shall pay to Optionor the entire balance of the Purchase Price, over and above the Option

Fee previously paid to Optionor and credited to the Purchase Price in accordance with the terms and provisions of Sections 1(c) and 2(a) above (provided that the
                                 -------------     ----
parties acknowledge and agree that no interest or other income earned by Optionor on the Option Fee shall be credited against the Purchase Price), by wire transfer of immediately available funds. The "FAIR MARKET VALUE" of the Remainder Notes shall be calculated and determined as of the Closing Date as provided in Exhibit B attached hereto.
            ---------

          4.   CLOSING.
               -------

          (A) Closing.  Upon exercise of the Option or Put as provided in (and
              -------
in accordance with) any of Sections 1 or 2 above, the purchase and sale of the
                           ----------    -
Remainder Notes shall close on the closing date specified in the Option Election Notice or Put Election Notice, as applicable, in accordance with the terms of Sections 1(b) and 2(b), respectively (the "CLOSING DATE"). As used herein, the
-------------     ----
term "CLOSING" means the date and time that the Purchase Price due under Section
                                                                         -------
3 above is paid to Optionor for the Remainder Notes, and the Remainder Notes are
-
endorsed to the order of Optionee and all other documents and instruments of transfer and assumption are executed and delivered by the parties in accordance with the terms and provisions of subsection (b) below.
                                 --------------

          (B)  Closing Procedure.  The sale of the Remainder Notes shall be
               -----------------
consummated on the Closing Date as follows:

               (I) On or before the Closing Date, Optionor shall execute and deliver to Optionee (A) an Allonge to each Remainder Note in the form of Exhibit C attached hereto (the "ALLONGE"); (B) counterpart originals of an
     ---------
     Assignment and Assumption of Loan in the form of Exhibit D attached hereto
                                                      ---------
     (the "ASSIGNMENT"), executed by Optionor; and (C) the original Remainder Notes and originals or copies of all other Investment Loan Documents in Optionor's possession or within its control.

               (II) On or before the Closing Date, Optionee shall deliver to Optionor, (A) in immediately available funds the Purchase Price (less the Option Fee) and such additional amounts as may be required to satisfy Optionee's share of any Closing costs; and (B) counterpart originals of the Assignment, executed by Optionee.

               (III) All reasonable Closing and escrow fees and costs incurred in connection with the transactions described in this Agreement shall be paid fifty percent (50%) by Optionor and fifty percent (50%) by Optionee; provided that, each party hereto shall bear the expense of its own counsel.
     -------- ----

          5.   OPTIONOR'S REPRESENTATIONS AND WARRANTIES.  Optionor hereby
               -----------------------------------------
represents and warrants to Optionee as of the date hereof and as of the Closing Date as follows:

          (A) Subject to the rights of Prudential under the Redemption Agreement, Optionor is the sole owner of the Investment Notes on the date hereof, and on the Closing Date, Optionor shall be the sole owner of the Remainder Notes. Further, the Investment Notes are free and clear of all liens and third party interests on the date hereof (other than the interests and rights in favor of Prudential under the Redemption Agreement and any pledge of the Investment Notes securing the Equity Redemption Loan (as defined in the Redemption Agreement)), and on the Closing Date, the Remainder Notes shall be free and clear of all liens and third party interests of any kind or nature, except as created by this Agreement. Optionor has not amended, modified, terminated or otherwise by written agreement altered the Investment Notes or other Investment Loan Documents except as specifically disclosed to Optionee in writing prior to the date hereof, and on the Closing Date, except as otherwise amended, modified or altered in connection with the transactions contemplated in the Redemption Agreement, Optionor shall not have amended, modified, terminated or otherwise altered the Investment Notes, Remainder Notes or other Investment Loan Documents without Optionee's written consent obtained in accordance with
Section 7 hereof.
---------

          (B) As of the date hereof, Optionor has not assigned or transferred the Investment Notes or any of the other Investment Loan Documents (except for any pledge of the Investment Notes securing the Equity Redemption Loan), nor are there any agreements to assign or convey any portion of such Investment Loan Documents to any person other than Optionee and Prudential in accordance with this Agreement and the Redemption Agreement, respectively. On the Closing Date, Optionor shall not have assigned or transferred the Remainder Notes or any of the other Investment Loan Documents (except for such portion of the Investment Notes transferred to Prudential in accordance with the Redemption Agreement), nor shall there be any agreements to assign or convey the Remainder Notes or any portion of such Investment Loan Documents to any person other than Optionee (except with respect to Prudential's rights under the Redemption Agreement).

          (C) To Optionor's knowledge, Optionor has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement and all instruments and other documents to be executed and delivered to Optionee in connection with the transactions described herein.

          (D) To Optionor's knowledge, Optionor is a duly formed general partnership under the laws of the State of California, and this Agreement, and all the instruments and documents to be executed and delivered by Optionor in connection herewith, are legal, valid and binding obligations of Optionor enforceable against it in accordance with their respective terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

          (E) To Optionor's knowledge, the execution of this Agreement and the performance of Optionor's obligations hereunder will not conflict with or result in a breach of any statute, rule, regulation, judgment, decree or order of any court, board, committee or governmental agency to which Optionor is subject, nor violate any agreement or contract to which Optionor is a party or by which Optionor is bound. To Optionor's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Optionor of, or compliance by Optionor with, this Agreement or the consummation of the transactions contemplated by it, except for such consents, approvals, authorizations or orders, if any, that have been obtained.

Each of the foregoing representations and warranties shall survive the Closing for a period of twelve (12) months immediately thereafter.

          6.   OPTIONEE'S REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.
               ----------------------------------------------------------
Optionee hereby represents, warrants and acknowledges to Optionor as of the date hereof and as of the Closing Date as follows:

          (A) Optionee is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Optionee has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Agreement and all instruments and other documents executed and delivered by Optionee in connection with the transactions contemplated herein. This Agreement, and all the instruments and documents to be executed and delivered by Optionee in connection herewith, are legal, valid and binding obligations of Optionee enforceable against it in accordance with their respective terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

          (B) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Optionee and does not require any consent or approval of any party that has not been obtained.

          (C) The execution of this Agreement and the performance of Optionee's obligations hereunder will not conflict with or result in a breach of any statute, rule, regulation, judgment, decree or order of any court, board, committee or governmental agency to which Optionee is subject, nor violate any agreement or contract to which Optionee is a party or by which Optionee is bound. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Optionee of, or compliance by Optionee with, this Agreement or the consummation of the transactions contemplated by it, except for such consents, approvals, authorizations or orders, if any, that have been obtained.

          (D) Optionee has made, and will make, prior to the Closing, such examination, review and investigation of the facts and circumstances as necessary to evaluate the Remainder Notes. Optionee further acknowledges that in acquiring the Remainder Notes, Optionee is assuming the risk of full or partial loss which is inherent with the credit, collateral and collectibility risks associated with the quality and character of the loan evidenced by the Remainder Notes.

          (E) Optionee is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended. The Remainder Notes will be acquired by Optionee for its own account for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part.

          (F) Optionee has not relied upon any representations, warranties or statements of any kind made by, or on behalf of, Optionor, except as specifically set forth in this Agreement. Optionee acknowledges that, except for the express representations and warranties by Optionor set forth in, or to be made in instruments delivered pursuant to, this Agreement, Optionor negates and disclaims all representations, warranties and statements of every kind or type (express or implied) and, except for the Optionor's representations and warranties set forth herein, the Remainder Notes are being acquired "as is" with no recourse to Optionor for any default thereunder or diminution in value with respect thereto.

Each of the foregoing representations and warranties shall survive the Closing for a period of twelve (12) months immediately thereafter.

          7.   COVENANTS.  Optionor hereby covenants and agrees that, from and
               ---------
after the date hereof, except as otherwise contemplated in and permitted by the Redemption Agreement, Optionor will not, without Optionee's prior written consent, (a) amend, modify, cancel or terminate, any of the Investment Notes, Remainder Notes or Investment Loan Documents in any manner which will adversely affect or impact the interest of the "payee" under the Remainder Notes and Investment Loan Documents if and when such Remainder Notes are transferred to Optionee, (b) waive, relinquish or allow to lapse any right of Optionor as "lender/payee" under the Investment Notes, Remainder Notes or Investment Loan Documents which will in any manner adversely affect or impact the interest of the "payee" under the Remainder Notes and other Investment Loan Documents if and when such Remainder Notes are transferred to Optionee, or (c) agree or consent to any agreements or understandings that will impact the Remainder Notes if and when such Remainder Notes are transferred to Optionee. In furtherance of the foregoing, except for the transfer of Investment Notes to Prudential pursuant to the Redemption Agreement and any pledge of the Investment Notes to secure the Equity Redemption Loan, Optionor shall not sell, assign or otherwise transfer any of the Investment Notes or Remainder Notes prior to the expiration of the Option Election Period; provided that, (i) Optionor shall be permitted to
                        -------- ----
transfer any Remainder Notes after the "Redemption Distribution" under the Redemption Agreement subject to this Agreement, and (ii) all restrictions on the transferability of the Investment Notes and Remainder Notes shall cease upon the expiration of the Option Election Period and Optionor shall thereafter be permitted to freely transfer the Investment Notes and/or Remainder Notes without restriction. Upon written request by either party at or prior to the Closing, the other party shall give to the requesting party written notice of any newly discovered information that causes any of the representations or warranties of such responding party made in this Agreement to be materially untrue or incorrect, or of the occurrence of any event or circumstance that would materially modify or affect the substance of such representations and warranties.

          8.   CONFIDENTIALITY; PRESS RELEASES.  Each party hereto hereby agrees
               -------------------------------
that, except as required by law or the regulations of an exchange on which securities of such party are listed or unless compelled by an order of a court, and except for such disclosures to each party's lenders, consultants, attorneys, prospective investors, agents, assignees, partners, officers, directors, employees and advisors as may be necessary or advisable in connection with the consummation of the transactions contemplated herein (provided each such person is instructed to comply with the terms of this confidentiality provision), it shall keep the contents of this Agreement and the transactions contemplated hereby confidential and further agrees to refrain from generating or participating in any publicity statement, press release, or other public notice regarding this Agreement or the transactions contemplated hereby, without the prior written consent of the other party, which consent shall not be unreasonably withheld. The terms and provisions of this Section 8 shall survive
                                                         ---------
the Closing or any termination of this Agreement and shall not be merged into any instrument or conveyance delivered at the Closing.

          9.   COMMISSIONS.  Optionor and Optionee each agrees to indemnify,
               -----------
defend, protect and hold the other harmless from and against any and all commissions, finder's and/or similar fees or compensation claimed by any broker or finder in connection with Optionee's purchase of the Remainder Notes based on claimed contacts with, or other acts or omissions of, such indemnifying party. The terms and provisions of this Section 9 shall survive the Closing or
                                 ---------
termination of this Agreement.

          10.  REMEDIES.  In the event of any material breach by either party to
               --------
this Agreement, the remedy at law in favor of the other party may be inadequate and such other party, in addition to all other rights and remedies which may be available to it at law or in equity, shall have the right of specific performance in the event of any material breach, or injunction in the event of an anticipatory material breach, of this Agreement by the other party. Furthermore, upon the material breach of this Agreement by any party, the other party shall have the right to terminate this Agreement and to recover its damages, and, upon a material breach by Optionor, Optionee shall also have the right to receive a refund of the Option Fee. Such refund of the Option Fee shall be in addition to, and not in lieu of, any other remedies which Optionee may have against Optionor at law or in equity arising from Optionor's breach.

          11.  INDEMNIFICATION.  Optionor hereby agrees to indemnify, protect,
               ---------------
defend, save and hold harmless Optionee, and Optionee's trustees, officers, directors, shareholders, beneficiaries, members, partners, agents, employees, investment advisors and independent contractors from and against any and all duties, obligations, liabilities, suits, claims, demands, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and costs), arising out of a breach by the Optionor of any of its representations and warranties made in Section 5. Optionee hereby agrees to
                                       ---------
indemnify, protect, defend, save and hold harmless Optionor, and Optionor's trustees, officers, directors, shareholders, beneficiaries, members, partners, agents, employees, investment advisors and independent contractors from and against any and all duties, obligations, liabilities, suits, claims, demands, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and costs), arising out of a breach by the Optionee of any of its representations and warranties made in
Section 6. The terms and provisions of this Section 11 shall survive the
---------                                   ----------
Closing or the termination of this Agreement for a period of twelve (12) months immediately thereafter.

          12.  ESCROW INSTRUCTIONS.  Upon the request of either Optionor or
               -------------------
Optionee, the parties hereto shall execute and deliver any and all escrow documents reasonably approved by such party and perform any and all acts reasonably necessary or appropriate to open and enter into an escrow in order to consummate the transactions contemplated herein. Such agreements may include, without limitation, customary escrow instructions (including, without limitation, standard general terms and conditions to the extent the appointed escrow agent demands such provisions in order to serve as escrow agent), as may be reasonably necessary or desirable in order to enable the escrow agent to comply with the terms of this Agreement. The escrow agent shall be selected by the party making the request for an escrow (and shall not be affiliated with such party), but shall be subject to the written approval of the other party, which approval shall not be unreasonably withheld or delayed. The parties shall share equally the costs and expenses of the escrow and escrow agent.

          13.  MISCELLANEOUS.
               -------------

          (A)  Authority.  Each individual and entity executing this Agreement
               ---------
represents and warrants that he, she or it has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

          (B)  Further Assurances.  Optionor and Optionee shall each execute and
               ------------------
deliver to the other such further documents and instruments as may be reasonably requested by either of them in order to effectuate the intent of this Agreement and to obtain the full benefit of this Agreement. Any request by either party under this Section 13(b) shall be accompanied by the document proposed for
           -------------
signature by the party requesting it, in form and substance satisfactory to the party of whom the request is made and its attorneys. The party making the request shall bear and discharge any fees or expenses incident to the preparation, filing or recording of the document requested pursuant to this
Section 13(b).
-------------

          (C)  Time of the Essence.  Time is of the essence in the performance
               -------------------
of and compliance with each of the provisions of this Agreement.

          (D)  Governing Law.  This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of California, without reference to California's conflicts or choice of law principles.

          (E)  Entire Agreement.  THIS AGREEMENT, THE MASTER TRANSACTION
               ----------------
AGREEMENT DATED AS OF SEPTEMBER 28, 1998, BY AND AMONG PRUDENTIAL, PIC, CERTAIN PERSONS LISTED ON EXHIBIT A THERETO, FEDMARK CORPORATION,

EMBARCADERO CENTER INVESTORS PARTNERSHIP, PACIFIC PROPERTY SERVICES, L.P., BOSTON PROPERTIES LIMITED PARTNERSHIP AND BOSTON PROPERTIES, INC. AND ALL TRANSACTION DOCUMENTS DESCRIBED THEREIN (COLLECTIVELY, THE "TRANSACTION DOCUMENTS") REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. The parties make no representations or warranties to each other, except as specifically contained in this Agreement or in the accompanying exhibits or the certificates or other closing documents delivered according to this Agreement or in the other Transaction Documents. All prior agreements and understanding between the parties hereto with respect to the transactions contemplated hereby, whether verbal or in writing, are superseded by, and are deemed to have been merged into, this Agreement and all other Transaction Documents. Any waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by or in behalf of the party to be bound thereby. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

          (F) Modifications.  This Agreement may not be changed, waived,
              -------------
discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          (G) Severability.  If any provision of this Agreement shall be
              ------------
determined to be invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          (H) Assignee; Designee.  Optionee may assign this Agreement or
              ------------------
designate a designee to acquire Optionor's entire right, title and interest in and to the Remainder Notes at any time prior to the Closing; provided that, in
                                                             -------- ----
no event shall Prudential be released from any of the obligations or liabilities of the "Optionee" hereunder without the prior written consent of Optionor. This Agreement may not otherwise be assigned, nor may any interest herein be assigned, by Optionee without Optionor's prior written consent.

          (I) Notices.  All notices, elections, consents, approvals, demands,
              -------
objections, requests or other communications which any party hereto may be required or desire to give to the other party hereto must be in writing and sent by (i) first class U.S. certified or registered mail, return receipt requested, with postage prepaid, (ii) telecopy or facsimile (with a copy sent by first class U.S. certified or registered mail, return receipt requested, with postage prepaid), or (iii) express mail or a nationally recognized courier (for next business day delivery). A notice or other communication sent in compliance with the provisions of this Section 13(i) shall be deemed given and received on (a)
                       -------------
the third (3rd) day following the date it is deposited in the U.S. mail, (b) the date of confirmed dispatch if sent by facsimile or telecopy (provided that a copy thereof is sent by mail in the manner provided in clause (i) above), or (c) the date it is
                               ----------
delivered to the other party if sent by express mail or courier. The addresses for the parties are as follows:

          All notices and other communications to Optionor shall be given to it at:

          c/o Boston Properties, Inc.
          8 Arlington Street
          Boston, Massachusetts 02116-3495
          Attention:  General Counsel
          Facsimile No.:  (617) 421-1555

          with a copy to:

          Goulston & Storrs, P.C.
          400 Atlantic Avenue
          Boston, Massachusetts 02110-3333
          Attention:  Eli Rubenstein, Esq.
          Facsimile No.:  (617) 574-4112

          All notices and other communications to Optionee shall be given to it at:

          The Prudential Insurance Company of America
          Prudential Realty Group
          8 Campus Drive, 4th Floor
          Arbor Circle South
          Parsippany, New Jersey 07054
          Attention:  John R. Triece
          Facsimile No.:  (201) 734-1472

          with a copy to:

          The Prudential Insurance Company of America
          Prudential Capital Group
          Four Embarcadero Center
          Suite 2700
          San Francisco, California 94111
          Attention:  Harry N. Mixon, Esq.
          Facsimile No.:  (415) 956-2197

          and a copy to:

          O'Melveny & Myers LLP
          Embarcadero Center West

          275 Battery Street
          Suite 2600
          San Francisco, California 94111
          Attention:   Stephen A. Cowan, Esq.
          Facsimile No.:   (415) 984-8701

Any party may designate another addressee or change its address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this Section 13(i).
                        -------------

          (J) Attorneys' Fees.  If any action is brought by either party against
              ---------------
the other party relating to or arising out of this Agreement, the transactions described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and costs incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding.

          (K) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute only one instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto.

          (L) Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of each of the parties hereto and to their respective permitted transferees, successors and assigns.

          (M) Exhibits.  All Exhibits attached hereto are hereby incorporated
              --------
herein.

          (N) No Third Party Beneficiaries.  Persons who are not parties to this
              ----------------------------
Agreement shall have no rights or privileges (whether as a third party beneficiary or otherwise) under or by virtue of this Agreement.

          (O) Business Days.  In the event that any of the dates specified in
              -------------
this Agreement shall fall on a Saturday, Sunday, or a holiday recognized by the State of California or the Commonwealth of Massachusetts, then the date of such action shall be deemed to be extended to the next business day.

          (P) Consent to Jurisdiction and Service of Process.  ALL JUDICIAL
              ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any other party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

          (Q) Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT
              --------------------
HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all common law and statutory rights. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


                           [SIGNATURES ON NEXT PAGE]

   IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                              "OPTIONOR"

                              FOUR EMBARCADERO CENTER VENTURE,
                              a California General Partnership

                              By:   BOSTON PROPERTIES LLC,
                                    a Delaware limited liability company,
                                    as Managing General Partner

                                    By:  BOSTON PROPERTIES LIMITED
                                         PARTNERSHIP, a Delaware limited
                                         partnership, as Manager

                                         By:  BOSTON PROPERTIES,
                                              INC., a Delaware corporation,
                                              General Partner


                                              By: /s/ Thomas J. O'Connor
                                                 ---------------------------
                                              Name: Thomas J. O'Connor
                                                   -------------------------
                                              Title: Vice President
                                                    ------------------------


                              "OPTIONEE"

                              THE PRUDENTIAL INSURANCE COMPANY OF
                              AMERICA, a New Jersey corporation



                              By: /s/ Gary L. Frazier
                                 ---------------------------------
                              Name: ______________________________
                              Title: _____________________________

                                    JOINDER

          The undersigned, as maker of the Remainder Notes, agrees that on the Closing Date, at the request of Optionor, it will execute the Joinder and Release on the Assignment and Assumption of Loan in the form attached hereto as Exhibit D, which will be executed at such Closing.
---------


                              PRUDENTIAL REALTY SECURITIES, INC.,
                              a Delaware corporation



                              By: /s/ Paul D. Egan
                                 ------------------------------------
                              Name: Paul D. Egan
                                   ----------------------------------
                              Title: Vice President
                                    ---------------------------------

                                   EXHIBIT A

                               INVESTMENT NOTES
                               ----------------

                                   EXHIBIT B

                                CALCULATION OF
                               FAIR MARKET VALUE
                               -----------------


     The Fair Market Value of the Remainder Notes shall equal the aggregate Remaining Cash Flow for all Remainder Notes discounted from each respective scheduled payment due date to the Closing Date at a discount factor equal to the Discount Rate for each such Remainder Note. Notwithstanding the foregoing, if on the Determination Date an Investment Loan Borrower Credit Event exists, then Optionor shall appoint an investment banking firm of national recognition (which will be satisfactory to Optionee in its reasonable discretion) to determine the change in the Fair Market Value of the Remainder Notes for purposes of this Agreement. In the event that an investment banking firm is appointed to determine the change in the Fair Market Value of any Remainder Note as of the Determination Date pursuant to the preceding sentence, such investment banking firm shall be instructed to determine the change in the Fair Market Value of such Remainder Note based on the following four factors: (i) changes in market interest rates since the date of funding of the Remainder Note, (ii) the time period remaining from the Determination Date until the earlier of the next Rate Reset Date of such Remainder Note and the maturity of the Remainder Note, (iii) the Remaining Cash Flow (as defined below) of the Remainder Note, and (iv) changes in the credit quality of the Remainder Note since the date of funding thereof. The parties agree that an acceptable investment banking firm would be Goldman Sachs or Merrill Lynch. As used herein, the term "INVESTMENT LOAN BORROWER CREDIT EVENT" shall mean any of the following events: (x) the credit rating of the Remainder Notes has been downgraded from the credit rating of the Remainder Notes on the date hereof by both of the Rating Agencies, or (y) in the reasonable discretion of the managing general partner of Optionor, there has been, as compared to the date hereof, a material diminution or degradation in the value of the assets of the Investment Loan Borrower or the ability of the Investment Loan Borrower to pay its outstanding obligations as they become due from the date hereof.


                                 Defined Terms
                                 -------------

     As used herein, the following terms shall have the following meanings:

     "DETERMINATION DATE" shall mean the date upon which the Fair Market Value of the Remainder Notes is determined and shall occur at 10:00 a.m. (New York City time) on the date that the Option Election Notice or Put Election Notice, as the case may be, is received by the addressee thereof.

     "DISCOUNT RATE" shall mean the Reinvestment Rate plus the Margin.

     "MARGIN" shall mean, with respect to any Remainder Note, the Margin (as defined in the Investment Loan Note Purchase Agreement) of such Remainder Note.

     "RATING AGENCIES" shall mean Fitch IBCA, Inc. and Standard and Poor's Corporation.

     "REINVESTMENT RATE" shall mean, with respect to any Remainder Note, the offered-side yield to maturity as of the Determination Date of the U.S. Treasury security that was used to determine the then Treasury (as defined in the Investment Loan Note Purchase Agreement) of such Investment Note.

     "REMAINING CASH FLOW" shall mean, for any Remainder Note, the aggregate amount of all accrued and unpaid interest, principal and other payments under such Remainder Note on the Closing Date and all principal, interest and other payments that will become due and owing under such Remainder Note from time to time from and after the Closing Date through (x) the next Rate Reset Date of such Remainder Note (the "Next Reset Date"), if the Fair Market Value is determined prior to such Rate Reset Date, or (y) the maturity of such Remainder Note (including, without limitation, any balloon or other principal payments due and owing on said maturity date), if the Fair Market Value is determined after all Rate Reset Dates provided in such Remainder Note, as each such payment would become due and payable pursuant to the terms of the applicable Remainder Note and the Investment Loan Documents ( but assuming, if clause (x) above applies,
                                                     ----------
that any interest that is scheduled to be accrued but unpaid as of the Next Reset Date (i.e., because the interest payment date with respect thereto will
            ----
not have occurred), and any outstanding principal and any other amounts under the Investment Note on such Next Reset Date, will be repaid in full on the Next Reset Date; and further assuming, for purposes of calculating all future interest payments due under such Remainder Note, that the interest rate in effect with respect to the Remainder Note on the Closing Date will remain constant for purposes of determining the Fair Market Value of such Remainder
Note).

                                   EXHIBIT C

                      FORM OF ALLONGE TO REMAINDER NOTES
                      ----------------------------------


Date of Note:  __________________________
Maker:  Prudential Realty Securities, Inc.
Face Amount:  $__________________________


PAY TO THE ORDER OF __________________________________, WITHOUT RECOURSE,
REPRESENTATION OR WARRANTY, EXCEPT AS SPECIFICALLY PROVIDED IN THAT CERTAIN OPTION AND PUT AGREEMENT DATED AS OF NOVEMBER ___, 1998, BY AND AMONG FOUR EMBARCADERO CENTER VENTURE, AS OPTIONOR, AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, AS OPTIONEE.

Dated:  ______________, 199__



                         FOUR EMBARCADERO CENTER VENTURE,
                         a California general partnership

                         By:  BOSTON PROPERTIES LLC,
                              a Delaware limited liability company,
                              as Managing General Partner

                              By:   BOSTON PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership, as Manager

                                    By:  BOSTON PROPERTIES, INC.
                                         a Delaware Corporation,
                                         as General Partner



                                         By:  __________________________________
                                         Name: _________________________________
                                         Title:   ______________________________

                                   EXHIBIT D

                       FORM OF ASSIGNMENT AND ASSUMPTION
                       ---------------------------------
                                    OF LOAN
                                    -------


                           ASSIGNMENT AND ASSUMPTION
                                    OF LOAN

          FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, FOUR EMBARCADERO CENTER VENTURE, a California general partnership ("ASSIGNOR"), hereby sells, grants, assigns and transfers to __________________ ("ASSIGNEE"), without recourse, representation or warranty (except as expressly set forth in that certain Option and Put Agreement dated as of November ___, 1998, by and between Assignor and The Prudential Insurance Company of America), and Assignee hereby purchases and assumes from Assignor, (i) all right, title and interest of Assignor under and in connection with those certain promissory notes evidencing the principal amount of _________________________ Dollars ($_______________), executed and delivered by Prudential Realty Securities, Inc., as "maker" (the "REMAINDER NOTES"), and (ii) the rights of Assignor in, to and under all documents and instruments listed on Exhibit A attached hereto and
                                                  ---------
incorporated herein by this reference, which documents and instruments further evidence, secure and/or govern the Remainder Notes; but only to the extent that such documents and instruments relate to the Remainder Notes (it being acknowledged and agreed that the Remainder Notes are a portion of a $_____________ loan and that the principal balance of such loan that is not evidenced by the Remainder Notes (and all documents and instruments relating to such principal balance) has been transferred to The Prudential Insurance Company of America). The Remainder Notes and all other documents listed on Exhibit A
                                                                    ---------
attached hereto to the extent they relate to the Remainder Notes shall sometimes hereinafter be collectively referred to as the "INVESTMENT LOAN DOCUMENTS".

          Assignee hereby accepts the foregoing assignment and agrees to assume, pay, perform and discharge, as and when due, all of the agreements, obligations and liabilities of Assignor under or arising from or out of the Remainder Notes and the Investment Loan Documents (but only to the extent relating to the Remainder Notes) to be paid, performed or discharged on and after the date hereof and agrees to be bound by all of the terms and conditions of the Investment Loan Documents to be performed on and after the date hereof (but only to the extent relating to the Remainder Notes) (all such items, collectively, the "POST-CLOSING OBLIGATIONS").


                           [SIGNATURES ON NEXT PAGE]

          This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and assigns.

                              "ASSIGNOR"

                              FOUR EMBARCADERO CENTER VENTURE,
                              a California General Partnership

                              By:   BOSTON PROPERTIES LLC,
                                    a Delaware limited liability company,
                                    as Managing General Partner

                                    By:  BOSTON PROPERTIES LIMITED
                                         PARTNERSHIP, a Delaware limited
                                         partnership, as Manager

                                         By:  BOSTON PROPERTIES,
                                              INC., a Delaware corporation,
                                              as General Partner



                                              By:_____________________
                                              Name:___________________
                                              Title:__________________


                              "ASSIGNEE"

                              [INSERT ASSIGNEE SIGNATURE BLOCK]

                              JOINDER AND RELEASE
                              -------------------


     The undersigned, as maker of the Remainder Notes, hereby agrees to release the Assignor from all Post-Closing Obligations and shall look only to Assignee for satisfaction of the same.

                              PRUDENTIAL REALTY SECURITIES, INC.,
                              a Delaware corporation



                              By: _________________________________
                              Name: _______________________________
                              Title: ______________________________